Nationwide Variable Insurance Trust

American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Value Fund
BlackRock NVIT Equity Dividend Fund	NVIT Multi-Manager Large Cap Growth Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Plus Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Government Bond Fund	NVIT Multi Sector Bond Fund
NVIT International Equity Fund	NVIT Nationwide Fund
NVIT International Index Fund	NVIT Real Estate Fund
NVIT Large Cap Growth Fund	NVIT S&P 500 Index Fund
NVIT Mid Cap Index Fund	NVIT Short Term Bond Fund
NVIT Money Market Fund	NVIT Small Cap Index Fund
NVIT Multi-Manager International Growth Fund	Templeton NVIT International Value Fund

Supplement dated March 13, 2017
to the Statement of Additional Information ("SAI") dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Multi-Manager Large Cap Growth Fund

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on March 8, 2017, the Board approved the termination of Winslow Capital Management, LLC ("Winslow") as a subadviser to the NVIT Multi-Manager Large Cap Growth Fund (the "Fund") and approved the appointment of Loomis, Sayles & Company, L.P. ("Loomis Sayles") as a new subadviser to the Fund.  This change is anticipated to be implemented by March 31, 2017 (the "Effective Date").

2.	As of the Effective Date, all references to, and information regarding, Winslow in the SAI are deleted.

3.
As of the Effective Date, the following information replaces the information regarding the NVIT Multi-Manager Large Cap Growth Fund under the heading "Investment Advisory and Other Services – Subadvisers" on page 80 of the SAI:

Fund	Subadvisers
NVIT Multi-Manager Large Cap Growth Fund	Massachusetts Financial Services Company Smith Asset Management Group L.P. Loomis, Sayles & Company, L.P.

4.	As of the Effective Date, the following information supplements the information under the heading "Investment Advisory and Other Services – Subadvisers" on page 82 of the SAI:

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is owned by Natixis Global Asset Management, L.P. ("Natixis US"). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendés France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendés France, 75013 Paris, France.

The 10 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $429.3 billion in assets under management or administration as of December 31, 2016.

5. As of the Effective Date, Appendix B and Appendix C are supplemented as follows:

APPENDIX B – PROXY VOTING GUIDELINES SUMMARIES

Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Proxy Voting Policies. The Board of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Procedures") for the voting of proxies for securities held by the Funds. Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles, the investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of the Funds and their shareholders. The Adviser shall exercise its fiduciary responsibilities to vote proxies with respect to a Fund's investments that are managed by that Adviser in a prudent manner in accordance with the Procedures. Proposals that, in the opinion of the Adviser, are in the best interests of shareholders generally are voted "for" and proposals that, in the judgment of the Adviser, are not in the best interests of shareholders generally are voted "against." The Adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the Adviser shall make available to each Fund, or NGAM Advisors, each Fund's administrator, the records and information maintained by the Adviser under the Procedures.

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles' Proxy Voting Services, Glass, Lewis & Company, L.P. ("Glass Lewis") provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis' own research. Loomis Sayles will generally follow its express policy with input from Glass Lewis unless Loomis Sayles Proxy Committee (the "Proxy Committee") determines that the client's best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate, (3) periodic sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast
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in accordance with the Fund's best interests, and (4) engagement and oversight of third-party vendors, such as Proxy Voting Services including:

(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service's staffing and personnel, and
(b) the robustness of the Proxy Voting Service's policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services' conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service's recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of December 31, 2016)
Loomis, Sayles & Company, L.P.
Aziz V. Hamzaogullari, CFA	NVIT Multi-Manager Large Cap Growth Fund	None

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DESCRIPTION OF COMPENSATION STRUCTURE

Loomis, Sayles & Company, L.P.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer ("CIO") and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles' institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product's fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager's performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager's tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year may be eliminated for some products (large cap growth, all cap growth and global growth). Longer-term performance (3 and 5 or 10 years for large cap growth, all cap growth and global growth) years or since the start of the manager's tenure, if shorter) combined is weighted more than shorter-term performance (1 year or 3 years for large cap growth, all cap growth and global growth). In addition, the performance measurement for equity compensation incorporates a consistency metric using longer term (3, 5, etc.) rolling return compared to the peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product's particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison.

In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the fund.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General
Most mutual funds are not included in the Loomis Sayles' strategy composites, so unlike managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if
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there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants' annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of December 31, 2016)
Loomis, Sayles & Company, L.P.
Aziz V. Hamzaogullari, CFA	Mutual Funds: 17 accounts, $16.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 11 accounts, $2.4 billion total assets (1 account, $533.3 million total assets for which the advisory fee is based on performance)
Other Accounts: 91 accounts, $10.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

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POTENTIAL CONFLICTS OF INTEREST

Loomis, Sayles & Company, L.P.

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of "soft dollar arrangements."

6.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager-of-Managers Exemptive Order, with more detailed information about Loomis Sayles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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